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
 As filed with the Securities and Exchange Commission on May 1, 2000   Registration No. 333-65899
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                        POST EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                               LAFARGE CORPORATION
             (Exact name of registrant as specified in its charter)

              MARYLAND                                   58-1290226
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

    11130 SUNRISE VALLEY DRIVE
    SUITE 300, RESTON, VIRGINIA                             20191
 (Address of Principal Executive                         (Zip Code)
             Offices)


                               -------------------

                LAFARGE CORPORATION EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)

                               -------------------

            LARRY J. WAISANEN                                Copy to:
        Executive Vice President                         DAVID C. JONES
       and Chief Financial Officer               Vice President - Legal Affairs
         Lafarge Corporation                         and Corporate Secretary
       11130 Sunrise Valley Drive                      Lafarge Corporation
            Reston, VA  20191                      11130 Sunrise Valley Drive
 (Name and address of agent for service)                Reston, VA  20191
                                                         (703) 264-3600

            (703) 264-3600
       (Telephone number, including
      area code, of agent for service)

--------------------------------------------------------------------------------

Pursuant to this Post Effective Amendment No. 1 to its Registration Statement on Form S-8 (Registration No. 333-65899), Lafarge Corporation (the "Company") hereby deregisters the Interests in the Lafarge Corporation Employee Stock Purchase Plan which were registered in conjunction with the Lafarge Corporation Common Stock, $1.00 par value, issuable under the Company's Employee Stock Purchase Plan.

            On October 20, 1998, Lafarge Corporation (the "Company") registered Interests in the Lafarge Corporation Employee Stock Purchase Plan in conjunction with the registration of 1,000,000 shares of its Common Stock, $1.00 par value, on a Registration Statement on Form S-8 (Registration No. 333-65899) (the "Registration Statement") to be offered pursuant to the Company's Employee Stock Purchase Plan. The Interests in the Lafarge Corporation Employee Stock Purchase Plan were inadvertently included on the Registration Statement and are being deregistered. In addition, attached as an exhibit hereto is a corrected opinion of legal counsel as to the legality of the Company's Common Stock registered on Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.        Incorporation of Documents by Reference.

               The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration Statement:

               (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

               (b) The description of the Common Stock contained in the Registration Statement on Form 8-A of the Company heretofore filed by the Company with the Commission, including any amendment or report filed for the purpose of updating such description.

               In addition, all documents filed by the Company with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statements contained herein or in any document deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as so modified or superseded.

Item 8.       Exhibits.

              The following documents are filed as exhibits to this Registration
              Statement:

       4.1 Lafarge Corporation Employee Stock Purchase Plan (incorporated by reference from Exhibit 4.1 to the Company's Registration Statement on Form S-8, Registration No. 333-65899)

       5.1*   Opinion of David C. Jones regarding 1,000,000 shares of Common
              Stock.

       23.1* Consent of independent public accountants to incorporation of report by reference.

       23.2* Consent of counsel (included in the opinion of David C. Jones filed herewith as Exhibit 5.1).

--------------
*Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Reston, Commonwealth of Virginia, on this 28th day of April, 2000.

                                     LAFARGE CORPORATION

                                     By:  /s/ Larry J. Waisanen
                                         ---------------------------------------
                                     Larry J. Waisanen, Executive Vice President
                                     and Chief Financial Officer

                              --------------------

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

                       SIGNATURE                                               TITLE                                      DATE
                       ---------                                               -----                                      ----

                          *                                    President and Chief Executive                        April 28, 2000
----------------------------------------------------------     Officer and Director (principal
                   (John M. Piecuch)                           executive officer)


                 /s/ Larry J. Waisanen                         Executive Vice President                             April 28, 2000
----------------------------------------------------------     and Chief Financial Officer
                  (Larry J. Waisanen)                          (principal financial officer)


                 /s/ Joseph B. Sherk                           Vice President and                                   April 28, 2000
----------------------------------------------------------     Controller (principal
                   (Joseph B. Sherk)                           accounting officer)


                          *                                    Director                                             April 28, 2000
----------------------------------------------------------
                 (Bertrand P. Collomb)


                          *                                    Director                                             April 28, 2000
----------------------------------------------------------
                   (John D. Redfern)


                                                               Director                                             April __, 2000
----------------------------------------------------------
                   (Thomas A. Buell)


                          *                                    Director                                             April 28, 2000
----------------------------------------------------------
                  (Marshall A. Cohen)


                          *                                    Director                                             April 28, 2000
----------------------------------------------------------
                  (Philippe P. Dauman)

                          SIGNATURE                                 TITLE                                                 DATE
                          ---------                                 -----                                                 ----

                          *                                    Director                                              April 28, 2000
----------------------------------------------------------
                 (Bernard L. Kasriel)


                          *                                    Director                                              April 28, 2000
----------------------------------------------------------
                   (Jacques Lefevre)


                          *                                    Director                                              April 28, 2000
----------------------------------------------------------
                   (Paul W. MacAvoy)


                          *                                    Director                                              April 28, 2000
----------------------------------------------------------
                 (Claudine B. Malone)


                          *                                    Director                                              April 28, 2000
----------------------------------------------------------
                  (Robert W. Murdoch)


                          *                                    Director                                              April 28, 2000
----------------------------------------------------------
                  (Bertin F. Nadeau)


                          *                                    Director                                              April 28, 2000
----------------------------------------------------------
                    (Joe M Rodgers)


                          *                                    Director                                              April 28, 2000
----------------------------------------------------------
                     (Michel Rose)


                                                               Director                                              April __, 2000
----------------------------------------------------------
                 (Ronald D. Southern)

                                                               Director                                              April __, 2000

----------------------------------------------------------
                  (Gerald H. Taylor)


-----------------------------------------
*BY LARRY J. WAISANEN, POWER OF ATTORNEY

     /s/  Larry J. Waisanen
     ----------------------
     Larry J. Waisanen

                              --------------------

            Pursuant to the requirements of the Securities Act of 1933, the Lafarge Corporation Employee Stock Purchase Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Town of Reston, Commonwealth of Virginia, on this 28th day of April, 2000.

                                LAFARGE CORPORATION EMPLOYEE
                                STOCK PURCHASE PLAN

                                By: /s/  Larry J. Waisanen
                                    ----------------------------------------
                                    Larry J. Waisanen
                                    Member, Stock Purchase Plan Committee

                                INDEX TO EXHIBITS

              Exhibit Number       Exhibit
              --------------       -------
                   4.1             Lafarge Corporation Employee Stock Purchase Plan
                                   (incorporated by reference from exhibit 4.1 to the
                                   Company's Registration Statement on Form S-8,
                                   Registration No. 333-65899).

                   5.1* Opinion of David C. Jones regarding 1,000,000 shares of Common Stock.

                  23.1* Consent of independent public accountants to incorporation of reports by reference.

                  23.2*            Consent of counsel (included in the opinion
                                   of David C. Jones filed wherewith as Exhibit 5.1).

            -------------
            *Filed herewith.
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